Equity Method Investment (Notes)	6 Months Ended
Jun. 30, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investment [Text Block]
6. Equity Method Investment
We own a 17% common equity interest in Minnesota Pipe Line Company, LLC ("MPL"). The carrying value of this equity method investment was $103.1 million and $97.5 million at June 30, 2016 and December 31, 2015, respectively.
As of June 30, 2016 and December 31, 2015, the carrying amount of the equity method investment was $21.2 million and $21.3 million, respectively, higher than the underlying net assets of the investee. We are amortizing this difference over the remaining life of MPL’s primary asset (the fixed asset life of the pipeline). There is no market for the common units of MPL and, accordingly, no quoted market price is available.
We recognized distributions from MPL during the three and six months ended June 30, 2016, of $4.3 million. Distributions from MPL during the three and six months ended June 30, 2015, were $2.1 million and $5.8 million, respectively. Equity income from MPL for the three and six months ended June 30, 2016 and 2015, was $4.5 million, $10.0 million, $4.2 million and $7.8 million, respectively. Equity income has been included in other, net in the accompanying Condensed Consolidated Statements of Operations.